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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports on The Woodlands Operating Company, L.P. and The Woodlands Land Development Company, L.P. dated January 15, 1999 included in this Form 10-K, into Crescent Operating, Inc.'s Form S-4 Registration Statement filed on June 26, 1998 (Reg. No. 333-57891).


ARTHUR ANDERSEN LLP



Houston, Texas
March 30, 1999